UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 15, 2005
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

             Texas                       0-32995                  75-2531556
(State or Other Jurisdiction of        (Commission             (IRS Employer
         Incorporation)                File Number)          Identification No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 15, 2005 (the "Effective Date"), MedSolutions, Inc., a Texas corporation (the "Company"), entered into a definitive Investment Agreement (the "Investment Agreement") with Tate Investments, LLC, a Wisconsin limited liability company (the "Investor").

Promissory Note

         Pursuant to the terms of the Investment Agreement, the Investor has committed to lend up to $1,000,000 to the Company pursuant to the terms of a 10% Senior Secured Promissory Note (the "Note") dated as of the Effective Date. The
Note is secured by the Company's and its subsidiaries' accounts receivable and by a second-lien deed of trust mortgage on the Company's Garland, Texas facility pursuant to the terms of a General Business Security Agreement and a Deed of Trust, respectively, each dated as of the Effective Date. All outstanding amounts under the Note bear interest at the rate of 10% per year, unless the Company is in default pursuant to the terms of the Investment Agreement, in which event all outstanding amounts under the Note will bear interest at a rate equal to the prime rate as published in the Wall Street Journal from time to time plus 8%. Pursuant to the terms of the Note, the Company has initially borrowed $300,000 from the Investor (the "Initial Advance"), which is repayable to the Investor in three equal monthly installments of interest only commencing 30 days from the Effective Date and 12 equal monthly installments of principal and interest commencing thereafter. The Company may draw additional advances
("Additional Advances") against the Note through October 15, 2006 for up to an aggregate outstanding amount of $1,000,000 if it satisfies certain conditions precedent as specified in the Investment Agreement. Additional Advances must be repaid by the Company in 35 monthly payments of interest only with a final installment equal to the then-outstanding aggregate principal amount under the Note and any accrued but unpaid interest thereon due on the third anniversary of the date of the first Additional Advance. Any principal repaid under the Note may not be redrawn, except that the amount of the Initial Advance which if repaid when due will be reinstated and available for draws as Additional Advances under the Note.

         The outstanding principal amount of the Note and any accrued but unpaid interest thereon are convertible at the option of the Investor into shares of the Company's common stock, par value $.001 ("Common Stock"), at the initial conversion price of $0.65 per share. This initial conversion price is subject to certain anti-dilution protections as set forth in the Investment Agreement.

         Pursuant to the terms of the Investment Agreement, the Company has used the proceeds of the Initial Advance to satisfy certain obligations to the Internal Revenue Service and certain trade and vendor payables. The proceeds of any Additional Advances may only be used by the Company to make strategic acquisitions that are approved by the Investor.

         The Company may prepay any or all of the outstanding principal amount of the Note and any accrued but unpaid interest thereon on or after the 18-month anniversary of the Effective Date without the prior consent of the Investor and without any prepayment premium or penalty; provided, however, that the Company must first provide the Investor with 30 days' prior written notice of its intent to prepay any or all of such outstanding principal amount accompanied by either an irrevocable written financing commitment or other evidence of the Company's ability to make the proposed prepayment. The Investor may, after receipt of such a prepayment notice, elect to convert any or all of such outstanding principal amount proposed to be prepaid into shares of Common Stock as discussed above. Any notice of prepayment delivered to the Investor by the Company will be irrevocable, and in the event the Company fails to prepay the amount specified in the prepayment notice (or to effectuate any conversion requested by the Investor in connection therewith) within 30 days of the delivery date of such notice, the full outstanding principal amount under the Note, together with any accrued and unpaid interest thereon, will become immediately due and payable.



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

Subscription Agreement

         Also pursuant to the terms of the Investment Agreement, the Investor has committed to purchase, and the Company has committed to sell, up to $1,000,000 of its Common Stock to the Investor at the initial purchase price of $0.65 per share pursuant to the terms of a Subscription Agreement (the "Subscription Agreement") dated as of the Effective Date. This initial purchase price is subject to certain anti-dilution protections as set forth in the Investment Agreement. Pursuant to the terms of the Subscription Agreement, the Company made an initial capital call for the purchase of, and the Investor has initially purchased, 461,539 shares of Common Stock from the Company at the purchase price of $0.65 per share, for an aggregate purchase price of $300,000 (the "Initial Capital Call"). The Company may make additional capital calls ("Additional Capital Calls") pursuant to the Subscription Agreement through September 30, 2006 for up to an aggregate purchase price of $1,000,000 if it satisfies certain conditions precedent as specified in the Investment Agreement.

         Pursuant to the terms of the Investment Agreement, the Company has used the proceeds of the Initial Capital Call to satisfy certain obligations to the Internal Revenue Service and certain trade and vendor payables. The proceeds of any Additional Capital Calls may only be used by the Company to make strategic acquisitions that are approved by the Investor.

Certain Obligations of the Company pursuant to the Investment Agreement

         The Investment Agreement contains, among other things, conditions precedent, covenants, representations and warranties and events of default similar to those contained in a strategic financing round agreement. Negative covenants include certain restrictions or limitations on, among other things, the incurrence of indebtedness; liens; investments, loans and advances; restricted payments, including dividends; consolidations and mergers; and sales of assets. Affirmative covenants include covenants regarding, among other things, financial reporting, minimum earnings and net income requirements, and minimum net worth requirements.

Investor's Rights Agreement

         Also pursuant to the terms of the Investment Agreement, the Company, the Investor and certain shareholders of the Company entered into an Investor's Rights Agreement (the "Rights Agreement") pursuant to which the Company has granted certain demand registration rights to the Investor with respect to any shares of Common Stock obtained pursuant to the Note or the Subscription Agreement. The Rights Agreement also grants the Investor the right to designate one nominee for election to the Company's Board of Directors, or two nominees in the event that Mr. Joseph Tate, the owner of the Investor, is designated as a nominee by the Investor. Pursuant to the terms of the Rights Agreement, the Company may not, prior to the registration of the Common Stock owned by the Investor with the Securities and Exchange Commission (the "SEC"), increase the size of its Board of Directors to more than five members unless the Investor also designates Mr. Joseph Tate as a nominee, in which event the Board of Directors may have no more than seven members. Certain shareholders of the Company who are party to the Rights Agreement have also granted certain rights of co-sale to the Investor and agreed to vote their shares of Common Stock in favor of the election of the Investor's nominee(s).

         The Investor's right to designate nominees to the Company's Board of Directors continue until such time as: (i) the Investor effectuates, in one or a series of transactions, a transfer of shares of Common Stock whereby the number of shares of Common Stock owned by the Investor after such transfer is less than 75% of the number of shares of Common Stock owned by the Investor before the transfer, at which such time the Investor's right to designate nominees to the Company's Board of Directors will be reduced to the right to designate one nominee to the Company's Board of Directors; (ii) the Investor effectuates, in one or a series of transactions, a transfer of shares of Common Stock whereby the number of shares of Common Stock owned by the Investor after the transfer is



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

less than 50% of the number of shares of Common Stock owned by the Investor prior to the transfer, at which such time the Investor's right to designate nominees to the Company's Board of Directors will terminate; or (iii) the Common Stock owned by the Investor has been registered with the SEC.

         The descriptions contained in this Item 1.01 of the terms and conditions of the Investment Agreement, the Note, the Subscription Agreement and the Rights Agreement are qualified in their entirety by reference to the full text of the Investment Agreement and the exhibits and schedules attached thereto, a copy of which is attached to this Report as Exhibit 10.1. The description contained in this Item 1.01 of the terms and conditions of the General Business Security Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached to this Report as
Exhibit 10.2. The description contained in this Item 1.01 of the terms and conditions of the Deed of Trust is qualified in its entirety by reference to the full text of such instrument, a copy of which is attached to this Report as
Exhibit 10.3.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information set forth under "Item 1.01. Entry into a Material Definitive Agreement" of this Report with respect to the obligations of the Company pursuant to the Note and the Investment Agreement is incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         The information set forth under "Item 1.01. Entry into a Material Definitive Agreement" of this Report with respect to the Note and the Subscription Agreement is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         The information set forth under "Item 1.01. Entry into a Material Definitive Agreement" of this Report with respect to the Investor's rights to designate nominees for election to the Company's Board of Directors pursuant to the Rights Agreement and the Investment Agreement is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following Exhibits are filed as part of this report:

         10.1 Investment Agreement dated as of July 15, 2005 between MedSolutions, Inc. and Tate Investments, LLC.

         10.2 General Business Security Agreement dated as of July 15, 2005 between MedSolutions, Inc. and Tate Investments, LLC.

         10.3 Deed of Trust dated as of July 15, 2005 granted by EnviroClean Management Services, Inc.





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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MedSolutions, Inc.

Dated: July 20, 2005                    By: /s/ MATTHEW H. FLEEGER
                                           -------------------------------------
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer




















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

                                INDEX TO EXHIBITS

10.1 Investment Agreement dated as of July 15, 2005 between MedSolutions, Inc. and Tate Investments, LLC.

10.2 General Business Security Agreement dated as of July 15, 2005 between MedSolutions, Inc. and Tate Investments, LLC.

10.3 Deed of Trust dated as of July 15, 2005 granted by EnviroClean Management Services, Inc.






















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